TIFF Investment Program (“TIP”)

Supplement dated February 1, 2021

to the TIP Prospectus dated April 29, 2020,

as Supplemented October 1 and December 15, 2020

This supplement provides new and additional information to the TIP prospectus dated April 29, 2020, as supplemented October 1 and December 15, 2020.

The Board of Trustees of TIP approved a change to the benchmark for the Diversifying Strategies segment of the Multi-Asset Fund Constructed Index. Effective as of January 1, 2021, all references to the Merrill Lynch Factor Model as the benchmark for the Diversifying Strategies segment are hereby replaced with the HFRI Fund of Funds Composite Index. The following replaces similar text on page 3 of the prospectus:

Effective January 1, 2021, the Constructed Index is comprised of the following investment categories, weights, and benchmarks:

Category	Weight	Benchmark
Equity-Oriented Assets	65%	MSCI All Country World Index
Diversifying Strategies (Hedge Funds and Other)	20%	HFRI Fund of Funds Composite Index
Fixed Income (Including Cash)	15%	2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 Bank of America Merrill Lynch US 6-month Treasury Bill Index

The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009 through December 31, 2015 reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time.

Please keep this supplement for future reference.

1

TIFF Investment Program (“TIP”)

Supplement dated February 1, 2021

to the TIP Statement of Additional Information dated April 29, 2020,

as Supplemented January 22, 2021

This supplement provides new and additional information to the TIP statement of additional information (“SAI”) dated April 29, 2020, as supplemented January 22, 2021.

The Board of Trustees of TIP approved a change to the benchmark for the Diversifying Strategies segment of the Multi-Asset Fund Constructed Index. Effective as of January 1, 2021, all references to the Merrill Lynch Factor Model as the benchmark for the Diversifying Strategies segment are hereby replaced with the HFRI Fund of Funds Composite Index.

Under the heading Multi-Asset Fund Benchmarks on page 68, the second sentence in the second paragraph is replaced with the following:

As of January 1, 2021, the Constructed Index is comprised of the following three broad investment categories, weights, and benchmarks: Equity-Oriented Assets 65% (MSCI All Country World Index; Diversifying Strategies (Hedge Funds and Other) 20% (HFRI Fund of Funds Composite Index); and Fixed Income (Including Cash) 15% (2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index).

The following is added under the heading Hedge Fund Indices on page 70:

HFRI Fund of Funds Composite Index. HFRI Fund of Funds is an equal-weighted index reporting returns (net of all fees) of participating hedge funds of funds. A fund of funds may allocate its assets to numerous managers within a single strategy, or to numerous managers in multiple strategies.

All references regarding the Merrill Lynch Factor Model are deleted from the SAI.

Please keep this supplement for future reference.

2